================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                            OAK HILL FINANCIAL, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                            OAK HILL FINANCIAL, INC.
                              14621 State Route 93
                               Jackson, Ohio 45640

                            NOTICE OF ANNUAL MEETING
                                       OF
                                  SHAREHOLDERS
                            TO BE HELD APRIL 28, 1998

                                                                   Jackson, Ohio
                                                                  March 27, 1998
To the Shareholders:

         The Annual Meeting of Shareholders of Oak Hill Financial, Inc. (the "Corporation"), will be held at the Ohio State University Extension South District Office, 17 Standpipe Road, Jackson, Ohio 45640, on April 28, 1998, at 1:00 p.m., local time, for the following purposes:

         1. To elect the following four Directors for terms expiring in 2000 (Class II), as successors to the class of Directors whose terms expire in 1998: Barry M. Dorsey, Rick A. McNelly, Donald
                  R. Seigneur, and H. Grant Stephenson.

         2. To ratify the appointment of Grant Thornton LLP, independent auditors, as auditors for the Corporation for the fiscal year 1998.

         3. To consider and act upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

         On March 17, 1998 there were 3,519,190 common shares outstanding. Each shareholder is entitled to one vote for each common share held regarding each matter properly brought before the meeting. Holders of record of the Corporation at the close of business on March 17, 1998, are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

                               By Order of the Board of Directors,

                               /s/ H. TIM BICHSEL
                               -----------------------
                               H. Tim Bichsel
                               Secretary and Treasurer

EVERY SHAREHOLDER'S VOTE IS IMPORTANT. IF YOU ARE UNABLE TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE AND RETURN PROMPTLY THE
ENCLOSED PROXY SO THAT YOUR SHARES WILL BE REPRESENTED. A STAMPED, ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                            OAK HILL FINANCIAL, INC.
                              14621 State Route 93
                               Jackson, Ohio 45640

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                  INTRODUCTION

         On behalf of the Board of Directors of Oak Hill Financial, Inc. (the "Corporation"), a proxy is solicited from you to be used at the Corporation's Annual Meeting of Shareholders ("Annual Meeting") to be held April 28, 1998, at 1:00 p.m., local time, at the Ohio State University Extension South District Office, 17 Standpipe Road, Jackson, Ohio 45640. This Proxy Statement is being mailed on or about March 27, 1998.

         Proxies in the form enclosed herewith are being solicited on behalf of the Corporation's Board of Directors. Proxies which are properly executed and returned will be voted at the Annual Meeting as directed; proxies properly executed and returned which indicate no direction will be voted in favor of the proposals set forth in the notice attached hereto and more fully described in this Proxy Statement. Proxies indicating an abstention from voting on any matter will be tabulated as a vote withheld on such matter and will be included in computing the number of shares present for purposes of determining the presence of a quorum for the Annual Meeting. If a broker indicates on the form of proxy that it does not have discretionary authority as to certain common shares to vote on a particular matter, those common shares will be considered as present but not entitled to vote with respect to that matter. Any shareholder giving the enclosed proxy has the power to revoke the same prior to its exercise by filing with the Secretary of the Corporation a written revocation or duly executed proxy bearing a later date, or by giving notice of revocation in open meeting.

                                VOTING SECURITIES

         As of March 17, 1998, the record date fixed for the determination of shareholders entitled to vote at the Annual Meeting, there were 3,519,190 shares of the Corporation's common stock outstanding. Each such share is entitled to one vote on each matter properly coming before the Annual Meeting.

               OWNERSHIP OF COMMON STOCK BY PRINCIPAL SHAREHOLDERS

         As of February 27, 1998, persons known by the Corporation to own beneficially more than 5% of the outstanding common shares of the Corporation are set forth below.

                                              NO. OF SHARES OF COMMON
         NAME(1)                            STOCK BENEFICIALLY OWNED(2)           PERCENTAGE OF CLASS(3)
         -------                            ---------------------------           ----------------------
         Evan E. Davis                         1,174,700(4)                                33.4%
         John D. Kidd                            571,335(4)(5)                             16.2%
         D. Bruce Knox                           264,666(4)(5)                              7.5%
-----------------------------

(1) The address of Evan E. Davis, John D. Kidd, and D. Bruce Knox is c/o Oak Hill Financial, Inc., 14621 State Route 93, Jackson, Ohio 45640.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attributes beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities.

(3) "Percentage of class" is calculated by dividing the number of shares beneficially owned by the total number of outstanding shares of the Corporation on February 27, 1998 plus the number of shares such person has the right to acquire within 60 days of February 27, 1998.

(4) Includes 17,500 shares which could be acquired by Messrs. Davis and Kidd, respectively, and 20,000 shares which could be acquired by Mr. Knox under stock options exercisable within 60 days of February 27, 1998. Includes 2,200 shares held by a Trust as to which Messrs. Davis and Kidd are Trustees and partial beneficiaries. Also, includes 207,090 shares held by a Trust as to which Mr. Knox is a Trustee and partial beneficiary.

(5)  Includes shares acquired pursuant to Oak Hill Banks 401(k) Plan.

                     OWNERSHIP OF COMMON STOCK BY MANAGEMENT

                As of February 27, 1998, the directors of the Corporation, the executive officers of the Corporation named in the Summary Compensation Table, and all executive officers and directors of the Corporation as a group, beneficially owned common shares of the Corporation as set forth below.

                                                           Amount and Nature of
                                                           Beneficial  Ownership                    Percentage
        Name                                                 of Common Stock(1)                      of Class
        ----                                                 ------------------                      --------

Evan E. Davis, Chairman and Director                          1,174,700    (3)(4)                    33.4%

John D. Kidd, President, Chief Executive Officer and
Director                                                        571,335 (3)(4)(6)                    16.2%

Richard P. LeGrand, Executive Vice President and
Director                                                         52,839    (3)(6)                     1.5%

H. Tim Bichsel, Secretary and Treasurer                          25,847    (3)(6)                       *

David G. Ratz, Vice President                                    18,916    (3)(6)                       *

Barry M. Dorsey, Ed.D., Director                                 10,200       (3)                       *

C. Clayton Johnson, Director                                      3,000       (3)                       *

D. Bruce Knox, Director                                         264,666 (3)(5)(6)                     7.5%

Rick A. McNelly, Director                                        15,000       (3)                       *

Donald R. Seigneur, Director                                      7,000       (3)                       *

H. Grant Stephenson, Director                                     7,700       (3)                       *

All directors and executive officers                          2,151,203       (7)                    61.1%
 as a group (11 persons)

----------
(1) For purposes of the above table, a person is considered to "beneficially own" any shares with respect to which he exercises sole or shared voting or investment power or as to which he has the right to acquire the beneficial ownership within 60 days of February 27, 1998. Unless otherwise indicated, voting power and investment power are exercised solely by the person named above or shared with a members of his household.

(2) "Percentages of class" is calculated by dividing the number of shares beneficially owned by the total number of outstanding shares of the Corporation on February 27, 1998 plus the number of shares such person has the right to acquire within 60 days of February 27, 1998. An "*" indicates less than one percent (1%).

(3) Includes 17,500 shares which could be acquired by Messrs. Davis and Kidd, respectively, 20,000 shares which could be acquired by Mr. Knox, 16,600 shares which could be acquired by Mr. Ratz, 16,500 shares which could be acquired by Mr. LeGrand, 13,000 shares which could be acquired by Mr. Bichsel, 3,000 shares which could be acquired by Mr. Johnson, and 5,000 shares which could be acquired by Messrs. Dorsey, McNelly, Seigneur and Stephenson, respectively, under stock options exercisable within 60 days of February 27, 1998.


(4) Also includes 2,200 shares held by Trusts as to which Messrs. Davis and Kidd are Trustees and partial beneficiaries.

(5) Also includes 207,090 shares held by a Trust as to which Mr. Knox is a Trustee and partial beneficiary.

(6)  Includes shares acquired pursuant to Oak Hill Banks 401(k) Plan.

(7) Includes 124,100 shares which may be purchased under stock options exercisable within 60 days of February 27, 1998.

                              ELECTION OF DIRECTORS

         The Board of Directors has nominated four persons for a two-year term (Class II). The terms of the remaining directors in Class I will continue as indicated below. The accompanying proxy will be voted for the election of those four persons named under Class II in the following table unless otherwise directed. In the event that any of the nominees for director shall become unavailable (which management does not expect), the proxies may be voted for a substitute nominee at the discretion of those named as proxies. The election of each nominee requires the favorable vote of a plurality of all votes cast by the holders of the Corporation's common stock.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE FOR CLASS II DIRECTOR.

                                     Position with Corporation and/or Principal Occupation or
          Name and Age                          Employment For the Last Five Years                  Director Since
                                                ----------------------------------                  --------------
NOMINEES  - TERMS
EXPIRE IN 2000 (CLASS II):
Barry M. Dorsey, Ed.D, 54         President of the University of Rio Grande and Rio Grande               1995
                                  Community College since July 1991.  Mr. Dorsey served as
                                  Associate Director from July 1980 to July 1990 and as
                                  Deputy Director from July 1990 to June 1991 of the State
                                  Council of Higher Education for Virginia.

Rick A. McNelly, 41               Secretary and Treasurer of Innovative Financial Services               1995
                                  Agency, Inc., an employee benefits agency, since 1981.

Donald R. Seigneur, 45            Partner in the public accounting firm of Whited, Seigneur,             1995
                                  Sams & Rahe, Certified Public Accountants, Chillicothe,
                                  Ohio since 1979.

H. Grant Stephenson, 48           Partner in the law firm of Porter, Wright, Morris & Arthur,            1995
                                  Columbus, Ohio since 1986.

CONTINUING DIRECTORS -
TERMS EXPIRE IN 1999
(CLASS I):
Evan E. Davis, 64                 Chairman of the Corporation since its formation in 1981.  He           1981
                                  served as President of the Corporation from 1981 to June
                                  1995.  Mr. Davis' family founded Oak Hill Banks (the
                                  "Bank") in 1902, and Mr. Davis has served as a Director of the Bank since 1957.

C. Clayton Johnson, 53            Partner in the law firm of C. Clayton Johnson Co., L.P.A.,             1997
                                  Portsmouth, Ohio.  He has served as a Director of the
                                  Corporation since March 1997.

John D. Kidd, 58                  President of the Corporation since June 1995 and as Chief              1981
                                  Executive Officer since 1981.  He has served as President of the Bank from October 1991 to September 1997, and as
                                  Chairman since October 1997.  He has served as Chief
                                  Executive Officer and Executive Vice President since joining the Bank in 1970.


Richard P. LeGrand, 57            Executive Vice President of the Corporation since October              1987
                                  1991.  He has served as a Director of the Corporation since
                                  January 1987 and as a Director of the Bank since July 1993.
                                  Mr. LeGrand served as Senior Vice President of the Bank
                                  from February 1986 to October 1991, as Executive Vice
                                  President from October 1991 to September 1997, and CEO
                                  since October 1997.

D. Bruce Knox, 37                 Senior Vice President of Oak Hill Banks since October 2,               1997
                                  1997.  He served as President and a Director of Unity Savings
                                  Bank ("Unity") from January 1, 1996 until the merger on
                                  October 1, 1997.   He served as Executive Vice President and
                                  Director of Unity and its successors from January 1, 1989
                                  until December 31, 1995.




                       MEETINGS OF THE BOARD OF DIRECTORS
                           AND COMMITTEES OF THE BOARD

        During the last fiscal year, the Board of Directors held five regularly scheduled meetings. All of the incumbent directors and each nominee standing for re-election attended more than 75% of the regularly scheduled meetings during the last fiscal year.

        Each director received $500 per meeting attended as a director of the Corporation. No compensation is paid for meetings of committees. Each non-employee director of the Corporation received a stock option to purchase 3,000 shares on December 15, 1997. The exercise price for each option granted is 100% of the fair market value on the date of grant.

        The Board of Directors has a standing Audit Committee, and a standing Stock Option and Compensation Committee. A committee of the whole acts as the Nominating Committee for the Board.

        The Audit Committee makes recommendations to the Board of Directors concerning the selection and engagement of the Corporation's independent auditors and reviews with them the scope and status of the audit, the fees for services performed by the firm, and the results of the completed audit. The Audit Committee also reviews and discusses with the internal audit department, management and the Board of Directors, such matters as accounting policies, internal controls and procedures for preparation of financial statements. The members of the Audit Committee are Messrs. Seigneur, Dorsey and Stephenson. The Audit Committee held one meeting during the last fiscal year.

        The Stock Option and Compensation Committee (the "Committee") makes recommendations to the Board of Directors with respect to the compensation of the executive officers of the Corporation and with respect to the grant of stock options. The members of the Committee are Messrs. McNelly, Seigneur, and Stephenson. The Committee held three meetings during the last fiscal year, and all members attended.

                               EXECUTIVE OFFICERS

        The officers of the Corporation are elected annually by the Board of Directors and serve at the pleasure of the Board. In addition to Evan E. Davis, Chairman of the Board; John D. Kidd, President and Chief Executive Officer; Richard P. LeGrand, Executive Vice President, the following persons are officers of the Corporation:

        H. Tim Bichsel, age 57, has served as Secretary and Treasurer of the Corporation since February 1995. He served as Vice President of the Corporation from February 1994 to February 1995. Mr. Bichsel has served as Executive Vice President and Secretary of the Bank since February 1996. From April 1993 to February 1996 he served as Senior Vice President and Secretary. From February 1992 to April 1993 he served as a computer software specialist for Peerless Systems, Inc., a banking computer software company. Prior thereto, Mr. Bichsel was employed in a variety of positions, most recently Senior Vice President and Secretary with Fifth Third Bank of Southern Ohio, formerly known as First Security Bank of Hillsboro, Ohio, from 1973 to November 1991.

        David G. Ratz, age 40, has served as Vice President of the Corporation since October 1995. From December 1986 to September 1995, he served as a marketing and human relations consultant to community banking organizations as a Vice President of Young & Associates, Kent, Ohio.

                             EXECUTIVE COMPENSATION

        The following Summary Compensation Table sets forth the compensation paid during the last three completed fiscal years by the Corporation and its subsidiaries to the Chief Executive Officer, and the two other executive officers of the Corporation whose total salary and bonus annually exceed $100,000 for services in all capacities for the Corporation:


                                            SUMMARY COMPENSATION TABLE

                                                                                     Long Term
                                                                                     Compensa-
                                             Annual Compensation                     tion Award
                            ----------------------------------------------------- ----------------
            (a)                                                                         (g)
    Name and Principal                                                (e)            Securities           (i)
    ------------------        (b)         (c)          (d)        Other Annual       Underlying        All Other
         Position             Year      Salary        Bonus     Compensation(1)      Options(2)     Compensation(3)
         --------             ----      ------        -----     ---------------     -----------     ---------------
JOHN D. KIDD                  1997        $160,202     --            $6,400            7,500            $16,252
President and Chief           1996        $151,467   $24,000         $5,900            5,000            $20,554
Executive Officer             1995        $147,408   $24,000         $5,600            5,000            $11,612

EVAN E. DAVIS                 1997        $127,445     --            $6,400            7,500            $ 5,378
Chairman of the Board         1996        $131,560   $24,000         $5,900            5,000            $11,554
                              1995        $128,040   $24,000         $5,600            5,000            $ 7,112

RICHARD P. LEGRAND            1997        $114,179   $21,000         $6,400            7,500            $13,816
Executive Vice President      1996        $102,806   $20,000         $5,900            5,000            $13,274
                              1995        $100,056   $15,000         $5,600            4,000            $8,4871

--------------------------------
(1)  Includes amounts paid as director fees for the fiscal years shown.

(2)  All shares are subject to an option granted under the 1995 Stock Option
     Plan.

(3) Includes matching and profit sharing contributions for the Corporation's 401(k) plan for the fiscal years shown.

        The following table shows all individual grants of stock options to the named executive officers of the Corporation during the fiscal year ended December 31, 1997.

                                    OPTIONS/SAR GRANTS IN LAST FISCAL YEAR (1)
                                    ------------------------------------------

                                    Number of                                    % of Total
                                    Securities                                    Options
                                    Underlying      Exercise     Expiration      Granted to
                                     Options         Price          Date         Employees
                                  --------------  ------------ --------------  --------------
JOHN D. KIDD
President and Chief Executive
Officer                               7,500         $22.5625      12/15/07          6.3%

EVAN E. DAVIS
Chairman of the Board                 7,500         $22.5625      12/15/07          6.3%

RICHARD P. LEGRAND                    7,500         $22.5625      12/15/07          6.3%
Executive Vice President

------------------------------------
(1) All options are granted at 100% of fair market value on the date of grant. The options are exercisable immediately and expire on the date specified in the option which, in no event, is later than 10 years after the date of grant; provided, that the optionee remained in the employment of the Corporation or its affiliates. The option exercise period may be shortened upon an optionee's disability, retirement or death.


        The following table shows aggregate option exercises in the last fiscal year and year end values.

                      AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                                 FISCAL YEAR-END OPTION/SAR VALUES

                    (a)               (b)                  (c)              (d)                            (e)
                                                                  NUMBER OF UNEXERCISED           VALUE OF UNEXERCISED
                                                                  OPTIONS AT FISCAL YEAR         IN-THE-MONEY OPTIONS AT
                                                                           END                    FISCAL YEAR END ($)(1)
                                                                  ----------------------          ----------------------
                            SHARES ACQUIRED       VALUE
NAME                          ON EXERCISE      REALIZED ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                        ---------------    ------------      -----------   -------------   -----------   -------------
JOHN D. KIDD
President and Chief Executive     _ _              _ _              17,500          _ _         $119,656           _ _
Officer

EVAN E. DAVIS                     _ _              _ _              17,500          _ _         $119,656           _ _
Chairman

RICHARD P. LEGRAND                _ _              _ _              16,500          _ _         $106,156           _ _
Executive Vice President

--------------------------------
(1) Represents total gain which would have been realized if all in the money options held at fiscal year-end had been exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and per share fair market value at year-end. The fair market value as determined by the closing price of the Corporation's common stock on December 31, 1997 was $22.75. An option is in the money if the fair market value of the underlying shares exceeds the exercise price of the option.

                              CERTAIN TRANSACTIONS

        Some of the officers and directors of the Corporation and the companies with which they are associated were customers of the Bank. The loans to such officers and directors (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest and nature of collateral, as those prevailing at the time for comparable transactions with other persons, and (c) did not involve more than the normal risk of collectibility or present other unfavorable features.

        The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with directors, officers, principal shareholders, and their associates on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others.

        H. Grant Stephenson, a director of the Corporation, is a partner in the law firm of Porter, Wright, Morris & Arthur, which provides legal services to the Corporation. C. Clayton Johnson, a director of the Corporation, is a partner in the law firm of C. Clayton Johnson Co., L.P.A., which provides legal services to the Corporation. Donald R. Seigneur, a director of the Corporation, is a partner in the accounting firm of Whited, Seigneur, Sams & Rahe.


          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's officers and directors, and greater than 10% shareholders, to file reports of ownership and changes in ownership of the Corporation's securities with the Securities and Exchange Commission. Copies of the reports are required by SEC regulation to be furnished to the Corporation.

        Based solely on the Corporation's review of the copies of such reports, the Corporation believes that all its officers, directors, and greater than 10% beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 1997, except that, due to the Corporation's oversight in notifying him of the necessity of a Form 4 filing, D. Bruce Knox inadvertently filed one late Form 4 regarding 100 shares acquired in November 1997 as an employee benefit available to all former Unity employees.


                       APPOINTMENT OF INDEPENDENT AUDITORS

        The Board of Directors has appointed Grant Thornton LLP, as the independent auditors for the Corporation and its subsidiaries for the fiscal year ending December 31, 1998. Although not required, the Board of Directors is submitting its selection to the shareholders of the Corporation for ratification. Grant Thornton LLP has served as independent public auditors for the Corporation and its subsidiaries during the past year. The Board of Directors believes that the reappointment of Grant Thornton LLP for the fiscal year ending December 31, 1998, is appropriate because of the firm's reputation, qualifications, and experience. The Board of Directors will reconsider the appointment of Grant Thornton LLP if its selection is not ratified by the shareholders.

        Management expects that representatives of Grant Thornton LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

        The affirmative vote of a majority of the votes entitled to be cast by the holders of the Corporation's common stock present in person or represented by proxy at the Annual Meeting is required for ratification.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL. UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE PROPOSAL.

                              SHAREHOLDER PROPOSALS

        If an eligible shareholder wishes to present a proposal for action at the next Annual Meeting of the Corporation to be held in 1999, it shall be presented to management by certified mail, written receipt requested, not later than November 15, 1998, for inclusion in the corporation's Proxy Statement and form of Proxy relating to that meeting. Any such proposal must comply with Rule 14a-8 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Proposals should be sent to Oak Hill Financial Inc., Attention: David G. Ratz, Vice President, 14621 State Route 93, Jackson, Ohio 45640.

                                  ANNUAL REPORT

        The Corporation's Annual Report for the year ended December 31, 1997, is being mailed to each shareholder with the Proxy and Proxy Statement.

        The Corporation files annually with the Securities and Exchange Commission an annual report on Form 10-KSB. This report includes financial statements and schedules thereto. A SHAREHOLDER OF THE CORPORATION MAY OBTAIN A COPY OF THE ANNUAL REPORT ON FORM 10-KSB, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, WITHOUT CHARGE BY SUBMITTING A WRITTEN REQUEST THEREFOR TO THE FOLLOWING ADDRESS:

                                  Oak Hill Financial Inc.,
                                  Attention:  David G. Ratz,
                                  Oak Hill Financial, Inc.
                                  14621 State Route 93,
                                  Jackson, Ohio 45640.


         Management and the Board of Directors of the Corporation know of no business to be brought before the Annual Meeting other than as set forth in this Proxy Statement. However, if any matters other than those referred to in this Proxy Statement should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy on such matters in accordance with their best judgment.

         The expense of proxy solicitation will be borne by the Corporation. Proxies will be solicited by mail and may be solicited, for no additional compensation, by some of the officers, directors and employees of the Corporation or its subsidiaries, by telephone, telegraph or in person. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of shares of the Corporation and will be reimbursed for their related expenses.

REVOCABLE  PROXY

                            OAK HILL FINANCIAL, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 28, 1998

The undersigned hereby appoints H. Tim Bichsel and Gail Bobst with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting"), to be held on April 28, 1998 at the Ohio State University Extension South District Office, 17 Standpipe Road, Jackson, Ohio at 1:00 p.m., local time, and at any adjournments thereof, as follows:

I.  The election as directors of all nominees listed below:
    [ ] FOR     [ ] WITHHOLD AUTHORITY
    INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.
    Barry M. Dorsey   Rick A. McNelly   Donald R. Seigneur   H. Grant Stephenson

II. The ratification of the appointment of Grant Thornton LLP as auditors of the Corporation for the fiscal year ending December 31, 1998.
    [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

      The Board of Directors recommends a vote "FOR" the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Should the undersigned be present to vote at the Meeting or at any adjournment thereof, and after notification to the Secretary of the Corporation at the Meeting of the shareholder's decision to terminate this Proxy, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from the Corporation, prior to the execution of this Proxy, of Notice of the Annual Meeting, a Proxy Statement dated March 23, 1998, and the Corporation's Annual Report to Shareholders for the fiscal year ended December 31, 1997.

                           Dated:
                                 -----------------------------------------------

                                                                NUMBER OF SHARES


                           -------------------------   -------------------------
                                   Signature                  Signature


                           -------------------------   -------------------------
                           Print Name of Shareholder   Print Name of Shareholder


                           Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                           PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.